DIME COMMUNITY BANCSHARES, INC.

(Nasdaq: DCOM)

Bear Stearns & Co.
SMid-Cap Investor Conference
November 15, 2006

DIME COMMUNITY
BANCSHARES, INC.

Overview of Dime Community Bancshares, Inc.

- $3.14 billion in Assets as of September 30, 2006
- Market Capitalization – Approx. $510 million
- Average Daily Trading – 120,000 shares *
- Insider Ownership – 13.4% (excluding stock options)

* (12-month period ended September 30, 2006)

Historical Earnings Per Share


Diluted Earnings Per Share
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$0.60
$0.83
$1.17
$1.37
$1.28
$1.02
$0.86 - $0.88
Favorable Yield Curve
Refinancing and prepayment fee income boom.
Unfavorable Yield Curve. No Balance Sheet Growth
2000
2001
2002
2003
2004
2005
2006*
Year Ended December 31,

* Determined as Diluted EPS of $0.70 YTD 9/30/2006 plus management guidance for 4th Qtr. 2006


Diluted Earnings Per Share
Dividends per share
Dividend Yield = 4.0% at $14.00 price and current dividend rate
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$0.60
$0.21
$0.83
$0.23
$1.17
$0.29
$1.37
$0.41
$1.28
$0.55
$1.02
$0.56
$0.56
2000
2001
2002
2003
2004
2005
2006
Year Ended December 31,

US Treasury: Historical Spot Curve



Major Deterrent for Balance Sheet Growth
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Rate
March 31, 2006
September 30, 2006
June 1, 2004
1 mo
3 mo
6 mo
1 yr
2 yr
3 yr
5 yr
7 yr
10 yr
30 yr
Maturity

Trend in Yields and Costs



Rate on R/E Loan Originations
Avg. Cost of Deposits
Period End Target Fed Funds Rate
Moving back toward levels prior to re-finance boom.
Enhanced by growing level of commercial real estate loans.
Kept base rates low.
Significantly lagged increase in fed funds rate.
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06
Three Months Ended

Net Interest Margin
(Excluding non-recurring items)



4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.01%
3.73%
4.28%
4.12%
3.64%
3.36%
3.21%
3.06%
3.08%
2.93%
2.89%
2.83%
2.76%
2.79%
2.42%
Mar-03
Mar-04
Mar-05
Mar-06
Three Months Ended

Loan Activity



$ In Thousands
$ Originations
Amortization Speed %
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Pipeline at September 30, 2006:
$90 million
Average rate = 6.63%
Return to Historical Normalized Rate
1999
2000
2001
2002
2003
2004
2005
YTD
9/30/2006
Annualized
Year Ended December 31,

Loans Originations – YTD 9/30/2006



Small Mixed Use
5%
Other
5%
Commercial Mixed Use
11%
FNMA
32%
Pure Commercial
13%
15%
19%
Multifamily Mixed Use
Pure Multifamily

Total Real Estate Originations = $439.4 Million

Average Coupon = 6.41%

Average LTV (Excluding FNMA) = 61%

Average DSR (Excluding FNMA) = 1.6x

DIME COMMUNITY BANCSHARES, INC.

Loan Portfolio: Distribution by Property Type (September 30, 2006)


50%
40%
30%
20%
10%
0%
6%
0%
44%
15%
24%
10%
1%
0%
One to Four Family
Coop Apt
Pure Multi-family
Pure Commercial
Residential Mixed
Commercial Mixed
Construction
Multi LOC

DIME COMMUNITY BANCSHARES, INC.

Loans Maturing or Repricing by Year

(with current weighted average rate)


$800,000
$600,000
$400,000
$200,000
$0
Combined $1.86 billion at average rate of 5.41%
6.75%
5.33%
5.35%
5.56%
5.38%
5.96%
2007
2008
2009
2010
2011
2012
Beyond
Year Ended December 31,

DIME COMMUNITY BANCSHARES, INC.

Non-Performing Assets in Dollars and as % of Total Assets


NPL's
$ In Thousands
Net Charge-offs
$ In Thousands
Non-performing loans
Net charge-offs
4 Loans totaling $2.9 million added in 2nd Qtr. Of 2006. No significant losses anticipated on these loans.
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$600
$500
$400
$300
$200
$100
$0
0.10%
0.17%
0.17%
0.07%
0.08%
0.02%
0.04%
0.03%
0.11%
$174
$565
$47
$130
$274
$45
$19
1998
1999
2000
2001
2002
2003
2004
2005
9/30/2006
YTD
Year Ended December 31,

Deposit Balances


$ In Billions
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$295.3 million outflow as liquidity and funding costs managed against rise in interest rates
Balances stabilize (marginal growth) in 2006 as more competitive pricing resumes
$1.26
$1.60
$1.93
$2.04
$2.21
$1.91
$1.93
2000
2001
2002
2003
2004
2005
9/30/2006
At December 31,

Loan to Deposit Ratio



Near preferred level of 100%
Increased beyond preferred level due to runoff in deposits during 2005
150%
100%
50%
0%
144%
129%
113%
107%
113%
136%
137%
2000
2001
2002
2003
2004
2005
9/30/2006
At December 31,

DIME COMMUNITY BANCSHARES, INC.

Deposit Data

September 30, 2006



NOW
Checking
2%
5%
Savings
16%
CD's
53%
24%
Money Mkt.

Total Deposits = $1.93 Billion

Average Cost = 3.10%

Average Deposits / Branch = $91.9 Million

Retail Banking Initiatives

- **Continue to enhance direct mail strategy**
- **More competitive pricing has stabilized deposit balance levels**
- **Professional banking group is active to drive low-cost deposit generation (expected to favorably impact deposit costs in 2007 and beyond)**
- **Focus on commercial lending relationships**
- **Expanding our branch based business services**
- **Seeking to increase presence in Brooklyn market**
- **Increase number of households within our markets**


BRONX
Bronx
Port Washington
Westbury
NASSAU
Whitestone
Bayside
Jackson Heights
Hillcrest
Glen Oaks
Long Island City
Sunnyside
Flushing
QUEENS
Bellmore
Merrick
Greenpoint
Williamsburgh
Valley Stream
BROOKLYN
Midwood
Bay Ridge
Kings Highway
Bensonhurst
Marine Park

21st Branch Opened in March 2006. Promotional campaign very successful

Capital Generation

(Cash Return on Tangible Equity)


30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
21.9%
21.0%
22.9%
25.0%
25.3%
16.1%
14.2%
1999
2000
2001
2002
2003
2005
YTD
9/30/2006
Year Ended December 31,

DIME COMMUNITY BANCSHARES, INC.

Tangible Equity


Well capitalized by all regulatory measures
Amt. (in millions)
As % of Tangible Assets
$350
$300
$250
$200
$150
$100
$50
$-
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
6.12%
6.66%
7.15%
7.82%
6.88%
7.79%
7.88%
2000
2001
2002
2003
2004
2005
9/30/2006

Excess Tangible Capital Allows for Future Growth Potential

(September 30, 2006)
($ In Thousands)

Tangible Equity	Capital Ratio	Tangible Assets
$ 243,367	7.88%	$ 3,087,650
$ 243,367	5.50%	$ 4,424,855
Asset growth potential	=	$ 1,337,205

DIME COMMUNITY BANCSHARES, INC.

Excess Capital also Helps Facilitate

- Retention of quarterly cash dividend
- Treasury stock repurchases
  - Currently over 1.8 million shares authorized for future repurchase as of September 30, 2006

DIME COMMUNITY BANCSHARES, INC.

(Nasdaq: DCOM)

Thank you